Exhibit 99.1
The Great Atlantic & Pacific Tea Company, Inc.
2 Paragon Drive
Montvale, NJ 07645
Investor contact: Krystyna Lack
Vice President, Treasury Services
(201) 571-4320
Press contact: Lauren La Bruno
Senior Director, Public Relations
(201) 571-4453
THE BOARD OF DIRECTORS OF GREAT ATLANTIC & PACIFIC TEA
COMPANY, INC. APPOINTS SAM MARTIN PRESIDENT AND CEO
COMPANY ANNOUNCES FIRST QUARTER 2010 RESULTS AND
LAUNCHES COMPREHENSIVE TURNAROUND FOCUSED ON:
*Improving Customer Value Proposition through Merchandising
*Enhancing Customer Experience
*Lowering Structural and Operating Costs
*Augmenting First Quarter 2010 Liquidity of $253 Million with New Financing
Initiatives
MONTVALE, N.J. — July 23, 2010 — The Board of Directors of the Great Atlantic & Pacific Tea Company, Inc. (A&P, NYSE Symbol: GAP) today announced that it has appointed Sam Martin as the company’s new President and Chief Executive Officer to succeed Ron Marshall, who has left the company. The company also announced fiscal 2010 first quarter results and launched a turnaround designed to strengthen A&P’s operating and financial foundation and enhance the customer experience.
Sam Martin Named President and CEO
Christian Haub, Executive Chairman, said, “The Board and the company’s major shareholders, Tengelmann and Yucaipa, have been instrumental in developing what I believe is the right turnaround strategy for A&P. As we moved to the implementation and execution stage of this comprehensive operational and revenue-driven turnaround, the Board determined that the company needed a leader at the helm with the skill set Sam Martin possesses. Sam is a proven, hands on operational expert in the food retail industry. He has an ideal mix of food industry management experience encompassing operations, merchandising and supply chain. We are confident that he will successfully drive the rapid implementation of our multi-faceted effort to make A&P a stronger and more efficient company. We thank Ron Marshall for his service and wish him well in his future endeavors.”
Sam Martin has more than three decades of management experience in the food retail industry with increasing operational responsibility. He joins A&P from OfficeMax, where he was Chief

Operating Officer since 2007. In this role, he was responsible for all domestic and international Contract and Retail merchandising operations of the company, supply chain and communications. Prior to joining OfficeMax, Mr. Martin was Chief Operating Officer for Wild Oats Markets, Inc. through the company’s acquisition by Whole Foods. His experience also includes senior management roles at ShopKo Stores Inc. and Fred Meyer.
Sam Martin, incoming President and Chief Executive Officer, said, “I am thrilled to be joining A&P and to have the opportunity to lead the company’s turnaround effort at this important time in its history. I look forward to working with the Board, Christian and A&P’s talented associates to quickly execute on the opportunities for improving our performance in the near term and to put the company on a solid foundation for the future.”
First Quarter 2010 Financial Highlights
•	Sales for the first quarter were $2.6 billion versus $2.8 billion in last fiscal year’s first quarter. Comparable store sales decreased 7.2%.

•	Excluding non-operating items, adjusted EBITDA was $19 million versus $81 million for last fiscal year’s first quarter.

•	Adjusted loss from operations was $51 million versus adjusted income from operations of $4 million in last fiscal year’s first quarter.

•	For the first quarter, reported loss from continuing operations was $116 million which includes charges of $5 million for long-lived asset impairment and income of $8 million for mark to market adjustments related to financial liabilities.

•	Loss from continuing operations in last year’s first quarter totaled $58 million and included losses of $2 million for mark to market adjustments related to financial liabilities.
Christian Haub, Executive Chairman, said, “Although we are clearly disappointed with our performance in the first quarter, we are confident that we now have the right leadership in place to drive this operational and revenue-driven turnaround effort and make A&P a great company again. We are focused on improving our customer value proposition, as well as significantly reducing our structural and operating costs. Our progress on enhancing our customers’ experience across our store formats illustrates our commitment to moving forward aggressively. We remain steadfastly focused on taking the actions necessary to position A&P for a strong future.”
Turnaround Strategy
The comprehensive operational and revenue-driven turnaround initiative is designed to generate sustained profitability and cash flow, drive sales growth, restore competitive margins to the business and strengthen the foundation of the company for the long term. The four key elements of the turnaround are:
•	Improve the company’s customer value proposition through merchandising;

•	Enhance the customer experience and drive clear brand identity;

•	Lower structural and operating costs; and

•	Implement new financing initiatives to augment first quarter liquidity of $253 million.
In addition to its revenue-generation and cost reduction initiatives, the company is pursuing capital raising opportunities, including incremental financing through its current bank facility. The company also is pursuing sale-leaseback transactions and the sale of certain none-core assets.

Sam Martin, incoming President and Chief Executive Officer, said, “I firmly believe that this turnaround will strengthen A&P’s operating foundation and improve our performance. I have faced similar situations in my career and have successfully navigated through them. We will move quickly to implement this turnaround for the benefit of all our stakeholders.”
Christian Haub, Executive Chairman, said, “I am confident that by executing on this far-reaching turnaround under Sam’s leadership, we will strengthen the foundation of the company for the long term. Tengelmann and Yucaipa remain actively involved in our efforts to improve the company’s performance, and I am encouraged by their continued belief in the long-term value of their investment in A&P.”
Mr. Haub concluded, “I thank our employees and our supplier partners for their hard work and dedication to our company and to our customers. I am confident that these two key constituencies will continue to make vital contributions to the success of our company for many years to come.”
About A&P
Founded in 1859, A&P is one of the nation’s first supermarket chains. The Company operates 429 stores in 8 states and the District of Columbia under the following trade names: A&P, Waldbaum’s, Pathmark, Pathmark Sav-a-Center, Best Cellars, The Food Emporium, Super Foodmart, Super Fresh and Food Basics.
The Company invites investors and other interested parties to listen to a live audio Webcast to be held at 11:00 AM Eastern Time on Friday, July 23, at which members of the Company’s senior management team will discuss the Company’s quarterly results. The Webcast may be accessed through a link on the “Investors” page of the Company’s Website, www.aptea.com. Listeners who cannot participate in the live broadcast will be able to hear a recorded replay of the broadcast beginning on the afternoon of July 23 and available through August 20, 2010.
We are required to provide certain reconciliations to GAAP financial measures for any non-GAAP financial measures presented in our press releases and SEC filings. The Company uses the non-GAAP measures “Adjusted income (loss) from operations”, “EBITDA” and “Adjusted EBITDA” to evaluate the Company’s liquidity and performance of our business and these are among the primary measures used by management for planning and forecasting of future periods. Adjusted income (loss) from operations is defined as income (loss) from operations adjusted for items the Company considers non-operating in nature that management excludes when evaluating the results of the ongoing business. EBITDA is defined as earnings before interest expense, interest and dividend income, taxes, depreciation, amortization and discontinued operations. Adjusted EBITDA is defined as EBITDA adjusted to exclude the following, if applicable: (i) goodwill, long-lived asset and intangible asset impairment, (ii) net restructuring and other charges, (iii) real estate related activity, (iii) stock based compensation, (iv) pension withdrawal costs, (v) LIFO provision adjustments, (vi) nonoperating (loss) income and (vii) other items that management considers nonoperating in nature and excludes when evaluating the results of the ongoing business. The Company believes the presentation of these measures is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by the Company’s management and makes it easier to compare the Company’s results with other companies that have different financing and capital structures or tax rates. In addition, these measures are also among the primary measures used externally by the Company’s investors, analysts and peers in its industry for purposes of valuation and comparing the results of the Company to other companies in its industry. Adjusted income from operations and Adjusted

EBITDA are reconciled to Net Loss on Schedule 3 of this release. In addition, EBITDA and Adjusted EBITDA are reconciled to Net cash used in operating activities on Schedule 4 of this release.
This release contains forward-looking statements about the future performance of the Company, which are based on Management’s assumptions and beliefs in light of the information currently available to it. The Company assumes no obligation to update the information contained herein. These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements including, but not limited to: the ability to timely and effectively implement the turnaround strategy; the ability to access capital and capitalize on unencumbered and under-encumbered assets; the ability to enter into sale-leaseback transactions or sell non-core assets; various operating factors and general economic conditions; competitive practices and pricing in the food industry generally and particularly in the Company’s principal geographic markets; the Company’s relationships with its employees and the terms of future collective bargaining agreements; the costs and other effects of legal and administrative cases and proceedings; the nature and extent of continued consolidation in the food industry; capital markets conditions that may negatively affect the Company’s cost of capital and the ability of the Company to access capital; availability of capital to the Company; supply or quality control problems with the Company’s vendors; and changes in economic conditions which may affect the buying patterns of the Company’s customers.
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The Great Atlantic & Pacific Tea Company, Inc.
Schedule 1 — GAAP Earnings for the 16 weeks ended June 19, 2010 and June 20, 2009
(Unaudited)
(In thousands, except share amounts and store data)

	For the 16 Weeks Ended
	June 19, 2010	June 20, 2009

Sales	$2,564,930	$2,790,243
Cost of merchandise sold	(1,801,118)	(1,945,374)

Gross margin	763,812	844,869
Store operating, general and administrative expense	(821,016)	(846,705)
Long-lived asset impairment	(5,398)	—

Loss from operations	(62,602)	(1,836)
Nonoperating income (loss) (1)	8,277	(1,875)
Interest expense, net	(61,142)	(54,207)

Loss from continuing operations before income taxes	(115,467)	(57,918)
Provision for income taxes	(140)	(386)

Loss from continuing operations	(115,607)	(58,304)
Discontinued operations:
Loss from operations of discontinued businesses, net of tax	(7,115)	(6,856)
Gain on disposal of discontinued businesses, net of tax	79	—

Loss from discontinued operations	(7,036)	(6,856)

Net loss	$(122,643)	$(65,160)

Loss per share — basic:
Continuing operations	$(2.27)	$(1.10)
Discontinued operations	(0.13)	(0.13)

Net loss per share — basic	$(2.40)	$(1.23)

Net loss per share — diluted:
Continuing operations	$(4.60)	$(3.36)
Discontinued operations	(0.23)	(0.28)

Net loss per share — diluted	$(4.83)	$(3.64)

Weighted average common shares outstanding — basic	53,498,121	52,886,956

Weighted average common shares outstanding — diluted	30,524,651	24,782,040

Gross margin rate	29.78%	30.28%
Store operating, general and administrative expense rate	32.01%	30.35%

A&P depreciation and amortization	$70,379	$77,788

Number of stores operated at end of period	429	435

(1)	Nonoperating income (loss) reflects the fair value adjustments related to the Series B warrants.

The Great Atlantic & Pacific Tea Company, Inc.
Schedule 2 — Condensed Balance Sheet Data
(Unaudited)
(In millions, except per share and store data)

	June 19, 2010	February 27, 2010

Cash and short-term investments	$171	$252
Other current assets	675	679

Total current assets	846	931

Property-net	1,433	1,488
Other assets	398	408

Total assets	$2,677	$2,827

Total current liabilities	$897	$730
Total non-current liabilities	2,304	2,493
Series A redeemable preferred stock	135	133
Stockholders’ deficit	(659)	(529)

Total liabilities and stockholders’ deficit	$2,677	$2,827

Other Statistical Data

Total Debt and Capital Leases	$1,141	$1,141
Total Long Term Real Estate Liabilities	333	334
Temporary Investments and Marketable Securities	(70)	(169)

Net Debt	$1,404	$1,306

Total Retail Square Footage (in thousands)	18,107	18,107

Book Value Per Share	$(11.74)	$(9.47)

	For the 16	For the 16
	weeks ended	weeks ended
	June 19, 2010	June 20, 2009

Capital Expenditures	$20	$27

The Great Atlantic & Pacific Tea Company, Inc.
Schedule 3 — Reconciliation of GAAP Net Loss to Adjusted (Loss) Income from Operations and Adjusted EBITDA and Reconciliation of GAAP to Adjusted Store Operating, General and Administrative Expense
for the 16 weeks ended June 19, 2010 and June 20, 2009
(Unaudited)
(In thousands)

	For the 16 weeks ended
	June 19, 2010	June 20, 2009

Net loss, as reported	$(122,643)	$(65,160)
Loss from discontinued operations	7,036	6,856
Provision for income taxes	140	386
Interest expense, net	61,142	54,207
Nonoperating (income) loss	(8,277)	1,875

As reported loss from operations	$(62,602)	$(1,836)

Adjustments:
Impairment of long-lived assets	5,398	—
Net restructuring and other	3,932	1,144
Real estate related activity	1,947	(2,233)
Pension withdrawal costs	—	2,445
Stock-based compensation	(861)	2,853
LIFO adjustment	856	1,238

Total adjustments	11,272	5,447

Adjusted (loss) income from operations	$(51,330)	$3,611

Depreciation and amortization	70,379	77,788

Adjusted EBITDA	$19,049	$81,399

	For the 16 weeks ended
	June 19, 2010	June 20, 2009
Store operating, general and administrative expense, as reported	$821,016	$846,705
Adjustments:
Net restructuring and other	(3,932)	(1,144)
Real estate related activity	(1,947)	2,233
Pension withdrawal costs	—	(2,445)
Stock-based compensation	861	(2,853)

Total adjustments	$(5,018)	$(4,209)

Adjusted store operating, general and administrative expense	$815,998	$842,496

Adjusted store operating, general and administrative expense rate	31.81%	30.19%

The Great Atlantic & Pacific Tea Company, Inc.
Schedule 4 — Reconciliation of GAAP Net Cash Used in Operating Activities to Adjusted EBITDA
for the 16 weeks ended June 19, 2010 and June 20, 2009
(Unaudited)
(In thousands)

	16 Weeks Ended
	June 19, 2010	June 20, 2009

Net cash used in operating activities	$(58,265)	$(2,958)
Adjustments to calculate EBITDA:
Long-lived asset impairment	(5,890)	(1,056)
Nonoperating income (loss)	8,277	(1,875)
Net interest expense	61,142	54,207
Non-cash interest expense	(12,785)	(12,877)
Asset disposition initiatives	(4)	1,012
Occupancy charges for normal store closures	(466)	(1,260)
Loss on disposal of owned property	(1,025)	3,256
Amortization of deferred real estate income	1,371	1,504
Loss from operations of discontinued operations	7,115	6,856
Provision for income taxes	140	386
Pension withdrawal costs	—	(2,445)
Employee benefit related costs	(1,965)	—
LIFO reserve	(856)	(1,238)
Stock compensation expense	861	(2,853)
Working capital changes
Accounts receivable	(4,139)	(19,948)
Inventories	4,401	(4,063)
Prepaid expenses and other current assets	(1,209)	8,579
Accounts payable	(1,584)	(6,307)
Accrued salaries, wages, benefits and taxes	(2,059)	12,326
Other accruals	652	20,803
Other assets	1,224	2,213
Other non-current liabilities	21,089	21,029
Other, net	29	(1,214)

EBITDA	16,054	74,077

Adjustments:

Impairment of long-lived assets	5,398	—
Net restructuring and other	3,932	1,144
Real estate related activity	1,947	(2,233)
Pension withdrawal costs	—	2,445
Stock-based compensation	(861)	2,853
LIFO adjustment	856	1,238
Nonoperating (income) loss	(8,277)	1,875

Total adjustments	2,995	7,322

Adjusted EBITDA	$19,049	$81,399